John Hancock
Asset-Based Lending Fund
Quarterly portfolio holdings 7/31/2022

Fund’s investments
As of 7-31-22 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 9.5%				$9,455,803
(Cost $9,458,492)
Commercial and residential 8.5%				8,452,053
New Residential Mortgage Loan Trust
Series 2018-1A, Class A1A (A)(B)	4.000	12-25-57	2,596,237	2,535,127
Series 2018-5A, Class A1 (A)(B)	4.750	12-25-57	1,111,361	1,106,242
Oaktown Re VII, Ltd.
Series 2021-2, Class M1A (1 month SOFR + 1.600%) (A)(C)	3.114	04-25-34	2,500,000	2,439,477
Ready Capital Mortgage Financing LLC
Series 2021-FL6, Class AS (1 month LIBOR + 1.200%) (A)(C)	2.824	07-25-36	2,500,000	2,371,207
U.S Government Agency 1.0%				1,003,750
Federal Home Loan Mortgage Corp.
Series 2022-HQA2, Class M1A (1 month SOFR + 2.650%) (A)(C)	4.174	07-25-42	1,000,000	1,003,750
Asset backed securities 20.9%				$20,747,679
(Cost $20,718,297)
Asset backed securities 20.9%				20,747,679
Apidos CLO XXV
Series 2016-25A, Class A1R (3 month LIBOR + 1.170%) (A)(C)	3.880	10-20-31	2,750,000	2,699,881
Arbor Realty Commercial Real Estate Notes, Ltd.
Series 2022-FL2, Class D (1 month CME Tem SOFR + 4.350%) (A)(C)	6.309	05-15-37	2,500,000	2,404,895
BDS, Ltd.
Series 2020-FL5, Class B (1 month CME Term SOFR + 1.914%) (A)(C)	4.015	02-16-37	1,000,000	966,300
BPCRE, Ltd.
Series 2022-FL2, Class AS (1 month CME Term SOFR + 3.100%) (A)(C)	5.201	01-16-37	1,000,000	990,560
Carbone CLO, Ltd.
Series 2017-1A, Class A1 (3 month LIBOR + 1.140%) (A)(C)	3.850	01-20-31	2,500,000	2,457,740
Carvana Auto Receivables Trust
Series 2021-P3, Class A3	0.700	11-10-26	2,000,000	1,885,428
Cedar Funding VII CLO, Ltd.
Series 2018-7A, Class A2 (3 month LIBOR + 1.130%) (A)(C)	3.840	01-20-31	2,000,000	1,933,476
Flagship Credit Auto Trust
Series 2019-2, Class D (A)	3.530	05-15-25	1,757,000	1,727,398
Marlette Funding Trust
Series 2022-1A, Class B (A)	2.340	04-15-32	2,500,000	2,362,037
MF1, Ltd.
Series 2022-FL8, Class AS (1 month SOFR + 1.750%) (A)(C)	3.222	02-19-37	1,500,000	1,410,783
Westlake Automobile Receivable Trust
Series 2022-1A, Class D (A)	3.490	03-15-27	2,000,000	1,909,181

	Yield (%)	Shares	Value
Short-term investments 70.2%			$69,857,047
(Cost $69,857,047)
Short-term funds 70.2%			69,857,047
State Street Institutional U.S. Government Money Market Fund, Administration Class	1.6300(D)	69,857,047	69,857,047

Total investments (Cost $100,033,836) 100.6%	$100,060,529
Other assets and liabilities, net (0.6%)	(623,949)
Total net assets 100.0%	$99,436,580

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $28,318,054 or 28.5% of the fund’s net assets as of 7-31-22.
1	JOHN HANCOCK ASSET-BASED LENDING FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	The rate shown is the annualized seven-day yield as of 7-31-22.
The fund had the following country composition as a percentage of net assets on 7-31-22:
United States	87.0%
Cayman Islands	9.5%
Bermuda	3.5%
TOTAL	100.0%
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK ASSET-BASED LENDING FUND	2

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2022, by major security category or type:
	Total value at 7-31-22	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs

Investments in securities:
Assets
Collateralized mortgage obligations	$9,455,803	—	$9,455,803	—
Asset backed securities	20,747,679	—	20,747,679	—
Short-term investments	69,857,047	$69,857,047	—	—
Total investments in securities	$100,060,529	$69,857,047	$30,203,482	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent prospectus.
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